SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 19, 2006

                       First Niagara Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                   000-23975                  42-1556195
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(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
      of incorporation)                                      Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
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         (Address of principal executive office)                      (Zip code)

Registrant's telephone number, including area code: (716) 625-7500

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2006, First Niagara Financial Group, Inc. (the "Company") issued a press release announcing the promotion of Michael W. Harrington to Chief Financial Officer of both First Niagara Bank and the Company effective December 21, 2006. John R. Koelmel, who was recently appointed as President and Chief Executive Officer had held this position since January 2004. A copy of the press release is filed as exhibit 99.1 to this report.

Mr. Harrington, age 43, has served as Senior Vice President and Treasurer of the Company and the Bank since April 2003. Prior to joining the Company in 2003, he served for one year as Senior Vice President and Chief Financial Officer at Equity Bank, now called Susquehanna Patriot Bank. He spent two years as Managing Director of McGuire Performance Solutions and a year and a half as Chief Investment Officer of Commerce Bank. Prior to that, Mr. Harrington was with Commonwealth Savings Bank for 12 years where he held the position of Treasurer.

Mr. Harrington is not employed pursuant to an employment agreement. There are no transactions between the Company and Mr. Harrington that are required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2006, the Board of Directors of First Niagara Financial Group, Inc. approved amendments to the bylaws of the company. The table set forth below describes the provisions adopted or substantively changed by the amendments by comparing the applicable provisions of the existing Bylaws of the company (the "Old Bylaws") with the corresponding provisions of the company's Bylaws as amended and restated (the "New Bylaws"). The purpose of the adoption of the New Bylaws is generally to provide consistency among the Company's committees in how they govern themselves and incorporate the recent reduction in the size of the Board from 15 to 10 members. These amendments were effective as of December 19, 2006. A copy of the Amendment and Restated Bylaws are included as Exhibit 3(ii) to this filing.

                           Old Bylaws                                                            New Bylaws
------------------------------------------------------------------------------------------------------------------------------------
Provided that a quorum for a committee meeting was defined as         Redefines a quorum to be a majority of the committee members.
one-third of the members.

Required the Executive Committee to consist of at least 5             Redefines the size of the Executive Committee to be three or
directors                                                             more directors

If any member of the Executive Committee shall be absent from         Moves the Executive Committee governance policies to the
any meeting of the  committee, the Chairman of the Executive          Executive Committee's charter.
Committee may designate some other Director, other than one
serving as a salaried officer, to act as a member of the
committee at that meeting.  In the event that there shall be a vacancy in the office of Chairman of the Board, then and in that event, such other additional Director or Directors as may be needed to obtain the full complement of five members shall be elected by the Board of Directors to serve until the vacancy is filled, or until the next annual meeting of the Board of
Directors.  Any member of the Executive Committee may be removed at any time, with or without cause, by resolution adopted by a majority of the whole Board of Directors.

                           Old Bylaws                                                            New Bylaws
------------------------------------------------------------------------------------------------------------------------------------
The Executive Committee shall meet at least once in each thirty       Moves the Executive Committee governance policies to the
(30) day period in which the Board of Directors does not meet.        Executive Committee's charter.

At least four members of the Executive Committee, including           Moves the Executive Committee governance policies to the
designees designated to act for an absent member or members of        Executive Committee's charter.
the committee, shall be necessary for a quorum at any meeting of the committee.  Attendance by Alternate Directors shall
constitute membership on the Executive Committee for determining quorum requirements.  Action of the Executive Committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present. Any action required or permitted to be taken by the Executive Committee at a meeting may be taken without a meeting if a consent in
writing, setting forth the action so taken, shall be signed by all of the members of the Executive Committee.

Required the Governance/Nominating Committee to consist of not        Redefines the size of the Governance/Nominating Committee to
less than three members.                                              consist of three or more members.

Required the Audit Committee to consist of four or more members.      Redefines the size of the Audit Committee to consist of three or more members.

The Audit Committee shall hold formal meetings with the Internal      Allows the Audit Committee to determine when the Audit
Auditor on a quarterly basis.                                         Committee shall hold formal meetings with the Company's
                                                                      internal auditor.

Item 9.01.  Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired. Not applicable.
      (b)   Pro Forma Financial Information. Not applicable.
      (c)   Shell Company Transactions. Not applicable.
      (d)   Exhibits.

            Exhibit No.          Description
            -----------          -----------

             3(ii)               The Company's Amended and Restated Bylaws
              99.1               Press Release dated December 21, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: December 22, 2006               By: /s/ John R. Koelmel
                                          --------------------------------------
                                          John R. Koelmel
                                          President and Chief Operating Officer,
                                          Acting Chief Executive Officer
                                          (Duly authorized representative)